EXHIBIT 10.14

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (the “Agreement”) is made effective as of the 15th day of February, 2006.

BETWEEN:

THE UNDERSIGNED INVESTOR

(the "Investor")

OF THE FIRST PART

AND:

INFRABLUE (US) INC.,
a Nevada corporation

(the “Corporation")

OF THE SECOND PART

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE 1.
DEFINITIONS

          1.1          Definitions. The following terms will have the following meanings for all purposes of this Agreement.

          (a)          "Closing" shall mean the closing of the Transaction.

          (b)          “Common Stock” means the common stock of the Corporation, par value $0.001 per share.

          (c)          “Convertible Notes” means the secured convertible promissory notes offered by the Corporation in the form attached hereto as Schedule A.

          (d)          "Offering" shall mean the offering of up to $100,000 of Convertible Notes by the Corporation.

          (e)          “Purchase Price” means the purchase price payable by the Investor to the Corporation in consideration for the purchase and sale of the Convertible Notes.

          (f)          "SEC" shall mean the United States Securities and Exchange Commission.

          (g)          "Securities" means the Convertible Notes, the Shares and Warrants into which the Convertible Notes are convertible, and the Warrant Shares.

          (h)          "Securities Act" shall mean the United States Securities Act of 1933, as amended.

          (i)          "Shares" means those shares of Common Stock into which the Convertible Notes are convertible.

          (j)          "Transaction" shall mean the purchase of the Convertible Notes by the Investor for the Purchase Price.

          (k)          "Transaction Documents" shall mean this Agreement and the Convertible Notes and the Warrant Certificate.

          (l)          Warrants” means those share purchase warrants into which the Convertible Notes are convertible, with each one share purchase warrant entitling the holder to purchase one share of Common Stock of the Corporation during the one year period from the date of issuance at a price of $0.50 per share.

          (m)          “Warrant Certificate” means the certificate representing the Warrants in the form attached hereto as Schedule C.

          (n)          “Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

          1.2          Schedules. The following schedules are attached to and form part of this Agreement:

                         Schedule A          Form of Secured Convertible Promissory Note
                         Schedule B          Definition of U.S. Person
                         Schedule C          Form of Warrant Certificate

          1.3          Currency.  All dollar amounts referred to in this agreement are in United States funds, unless expressly stated otherwise.

ARTICLE 2.
PURCHASE AND SALE OF CONVERTIBLE NOTES

          2.1          Subscription for Convertible Notes.  Subject to the terms and conditions of this Agreement, the Investor subscribes for and agrees to purchase the principal amount of Convertible Notes set forth opposite the Investor’s name on the execution page to this Agreement at the Purchase Price. The Convertible Notes will be unsecured. Upon execution of this Agreement by the Investor, the subscription by the Investor will be irrevocable and may not be withdrawn.

          2.2          Acceptance by Corporation.  Upon execution by the Corporation, the Corporation agrees to sell such Convertible Notes to the Investor for the Purchase Price.

          2.3          Closing.  The Closing of the purchase and sale of the Convertible Notes will take place forthwith upon execution of this Agreement, subject to payment of the Purchase Price by the Investor. The Corporation will deliver to the Investor the executed Convertible Notes in the principal amount of the Purchase Price. The Closing shall take place at the offices of the Corporation or at such other location as agreed to by the parties. Notwithstanding the location of the Closing, each party agrees that the Closing may completed by the exchange of undertakings between the respective legal counsel for the Investor and the Corporation, provided such undertakings are satisfactory to each party’s respective legal counsel

          2.4          Compliance with Securities Laws.  Any acceptance by the Corporation of the subscription is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Investor is resident. The Investor will deliver to the Corporation all other documentation, agreements, representations and requisite government forms required by the lawyers for the Corporation as required to comply with all securities laws and other applicable laws of the jurisdiction of the Investor.

          2.5          Delivery of Certificates.  The Investor hereby authorizes and directs the Corporation to deliver the securities to be issued to such Investor pursuant to this Agreement and upon conversion of the Convertible Notes to the Investor’s address indicated on the signature page of this Agreement.

          2.6          Registration Rights.  The Corporation agrees to use its best efforts to prepare and file with the SEC, as early as possible following the Corporation listing the shares in its Common Stock for trading on the National Association of Securities Dealers Over-the-Counter Bulletin Board in the United States, and in no event later than one hundred and eighty (180) days following Closing, a registration statement under the Securities Act covering the resale of Shares issuable to the Investor upon conversion of the Convertible Notes and the Warrant Shares issuable upon exercise of the Warrants. The Corporation will use its best efforts to obtain the effectiveness of such registration statement(s) as soon as practicable, and once effective, to maintain such effectiveness for a period of at least two years from the date of conversion of the Convertible Notes. The Corporation’s obligation to obtain and maintain such effectiveness is conditioned upon the cooperation of the Investor in furnishing information to the Corporation relating to the Investor’s method of distribution and other information requested by the Corporation. Any and all expenses incurred in connection with such registration shall be borne by the Corporation. Any and all selling expenses incurred by the Investor shall be borne by the Investor.

ARTICLE 3.
AGREEMENTS, REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

          3.1          Exemption from Registration.  The Investor acknowledges and agrees that the Securities will be offered and sold to the Investor without such offers and sales being registered under the Securities Act and will be issued to the Investor in an offshore transaction outside of the United States in accordance with a safe harbour from the registration requirements of the Securities Act provided by Rule 903 of Regulation S of the Securities Act based on the representations and warranties of the Investor in this Agreement. As such, the Investor further acknowledges and agrees that all Securities will, upon issuance, be “restricted securities” within the meaning of the Securities Act.

          3.2          Resales of Securities.  The Investor acknowledges that that the Securities may not be offered, resold, pledged or otherwise transferred except through an exemption from registration under the Securities Act or pursuant to an effective registration statement under the Securities Act and in accordance with all applicable state securities laws and the laws of any other jurisdiction. The Investor agrees to resell the Securities only in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act. The Investor agrees that the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act or pursuant to an available exemption from registration. The Investor agrees that the Corporation may require the opinion of legal counsel reasonably acceptable to the Corporation in the event of any offer, sale, pledge or transfer of any of the Securities by the Investor pursuant to an exemption from registration under the Securities Act.

          3.3          Hedging Transactions.  The Investor agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

          3.4          Share Certificates.  The Investor acknowledges and agrees that all certificates representing the Convertible Notes and the Shares will be endorsed with the following legend, or such similar legend as deemed advisable by legal counsel for the Corporation, to ensure compliance with Regulation S of the Securities Act and to reflect the status of the Shares as restricted securities:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE

PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

          3.5          Warrant Certificates. The Investor acknowledges and agrees that all certificates representing the Warrants will be endorsed with the following legend, or such similar legend as deemed advisable by legal counsel for the Corporation, to ensure compliance with Regulation S of the Securities Act and to reflect the status of the Warrants as restricted securities:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THE WARRANT AND THE UNDERLYING SHARES AND WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

          3.6          Representations and Warranties of the Investor.  The Investor represents and warrants to the Corporation as follows, and acknowledges that the Corporation is relying upon such covenants, representations and warranties in connection with the sale of the Convertible Notes to the Investor:

          (a)          The Investor is not a “U.S. Person” as defined by Regulation S of the Securities Act, as set forth in Schedule D hereto.

          (b)          The Investor is not acquiring the Securities for the account or benefit of a U.S. Person.

          (c)          The Investor was not in the United States at the time the offer to purchase the Securities was received or at the time this Agreement was executed.

          (d)          The Investor has such knowledge, sophistication and experience in business and financial matters such that it is capable of evaluating the merits and risks of the investment in the Securities. The Investor has evaluated the merits and risks of an investment in the Securities. The Investor can bear the economic risk of this investment, and is able to afford a complete loss of this investment.

          (e)          The Investor acknowledges that the Corporation is in the early stages of development of its business and the Corporation’s success is subject to a number of significant risks, including the risk that the Corporation will not be able to finance its plan of operations and that the Corporation’s business plan will not succeed. The Investor acknowledges that any forward-looking information provided by the Corporation to the Investor are subject to risks and uncertainties and that the Corporation’s actual results may differ materially from the results anticipated.

          (f)          The Securities will be acquired by the Investor for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

          (g)          The Investor has had full opportunity to ask questions and receive answers from representatives of the Corporation regarding the terms and conditions of the Offering and the business, properties, prospects and financial condition of the Corporation, each as is necessary to evaluate the merits and risks of investing in the Securities. The Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities. The Investor has had full opportunity to discuss this information with the Investor’s legal and financial advisers prior to execution of this Agreement.

          (h)          The Investor acknowledges that the Securities will be offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act based on the truth and accuracy of the representations of the Investor. The Investor acknowledges that the Corporation will rely on these representations in completing the issuance of the Securities to the Investor. The Investor further acknowledges that the offering of the Securities by the Corporation has not been reviewed by the SEC or any state securities regulatory authority.

          (i)          This Agreement has been duly authorized, validly executed and delivered by the Investor.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

          4.1          Representations and Warranties of the Corporation. The Corporation represents and warrants to the Investor and acknowledges that the Investor is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement:

          (a)          The Corporation is a corporation duly incorporated and in good standing under the laws of the State of Nevada, and has the requisite corporate power and authority to conduct its business as it is currently being conducted.

          (b)          The Corporation has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents.

          (c)          The execution and delivery by the Corporation of the Transaction Documents have been duly authorized by all necessary action on the part of the Corporation, and no further consent or action is required by the Corporation, its Board of Directors or its stockholders.

          (d)          Each of the Transaction Documents constitutes, or will when duly authorized, executed and delivered by all parties thereto other than the Corporation constitute, a valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with the terms thereof, except that (i) the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally, (ii) equitable remedies, including, without limitation, specific performance and injunction, may be granted only in the discretion of a court of competent jurisdiction, (iii) rights of indemnity, contribution and the waiver of contribution provided for herein, and any provisions exculpating a party from a liability or duty otherwise owed by it, may be limited under applicable law, and (iv) the enforceability of provisions in any Transaction Document which purport to sever any provision which is prohibited or unenforceable under applicable law without affecting the enforceability or validity of the remainder of such Transaction Document would be determined only in the discretion of the court.

          (e)          The authorized capital of the Corporation consists of 100,000,000 shares of common stock, par value $0.001 per share, of which there were 28,065,800 shares issued and outstanding as of the date of this Agreement, and 5,000,000 shares of preferred stock, par value $0.001 per share, of which no shares have been issued as of the date of this Agreement. The outstanding shares of common stock have been issued for the following consideration:

(i)	500,000 shares at a price of $0.001 per share;

(ii)	4,500,000 shares at a price of $0.01 per share;

(iii)	12,000,000 shares in consideration of the acquisition of all of the issued capital of Infrablue Limited

(iv)	705,800 shares at a price of $0.05 per share

(v)	360,000 shares at a price of $0.25 per share and

(vi)	10,000,000 shares on the transfer of certain intellectual property assets;

          (f)          There are no agreements or other obligations (contingent or otherwise) which may require the Company to repurchase or otherwise acquire any shares of its capital stock.

          (g)          the Investor hereby consents, no person, firm or corporation has any agreement or option or right or privilege (whether preemptive or contractual) capable of becoming an agreement for the purchase, subscription or issuance of any unissued shares, securities or warrants of the Corporation.

          (h)          The issuance of the Convertible Note and the issuance of the Shares and Warrants upon conversion of the Convertible Notes and the issuance of the Warrant Shares upon the exercise of the Warrants have each been duly authorized. The Shares have been authorized and validly reserved for issuance, and when issued upon conversion of the Convertible Notes in accordance with the terms thereof, will be validly issued, fully paid and non-assessable shares of the Corporation’s common stock. The Warrant Shares have been authorized and validly reserved for issuance, and when issued upon exercise of the Warrant in accordance with the terms thereof (and upon payment of the exercise price therefor), will be validly issued, fully paid and non-assessable shares of the Corporation’s common stock. The stockholders of the Company have no preemptive or similar rights to purchase shares of Common Stock from the Company.

          (i)          The issue and sale of the Securities by the Corporation does not and will not conflict with, and does not and will not result in a breach of, any of the terms of its incorporating documents or any agreement or instrument to which the Corporation is a party.

          (j)          There are no actions, suits, proceedings or inquiries pending or to the Corporation's knowledge threatened against or affecting the Corporation or any of its subsidiaries at law or in equity or before or by any federal, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality which in any way materially adversely affect, or may in any way materially adversely affect, the business, operations or condition (financial or otherwise) of the Corporation (on a consolidated basis) or its properties or assets or which affects or may affect the distribution of the Securities.

SECTION 5
INDEMNIFICATION

          5.1          Indemnification by the Corporation. The Corporation agrees to indemnify, defend and hold the Investor (which term shall, for the purposes of this Section 5.1, include the Investor and its shareholders, managers, partners, directors, officers, members, employees, direct or indirect investors, agents and affiliates and assignees and the stockholders, partners, directors, members, managers, officers, employees direct or indirect investors and agents of such affiliates and assignees) harmless against any and all liabilities, loss, cost or damage, together with all reasonable costs and expenses related thereto (including reasonable legal and accounting fees and expenses), arising from, relating to, or connected with the untruth, inaccuracy or breach of any statement, representation, warranty or covenant of the Corporation contained in this Agreement.

          5.2          Indemnification by the Investor. The Investor agrees to indemnify and hold harmless the Corporation, its directors, officers, agents, shareholders and employees, from and against any and all liabilities, loss, cost or damage, together with all reasonable costs and expenses related thereto (including reasonable legal and accounting fees and expenses), arising from, relating to, or connected with the untruth, inaccuracy or breach of any statement, representation, warranty or covenant of the Investor contained in this Agreement.

ARTICLE 6
MISCELLANEOUS PROVISIONS

          6.1          Effectiveness of Representations; Survival. Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake. The representation, warranties and agreements will survive the Closing and continue in full force and effect until the one year anniversary of the Closing.

          6.2          Further Assurances. Each of the parties hereto will cooperate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

          6.3          Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

          6.4          Expenses. Each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, counsel, and accountants.

          6.5          Entire Agreement. This Agreement, the exhibits, schedules attached hereto and the other Transaction Documents contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

          6.6          Severability. If one or more provisions of this Agreement or any other Transaction Document is held to be unenforceable under applicable law, such provision will be excluded from the respective Agreement or other Transaction Document and the balance of this Agreement or other Transaction Document, as applicable, will be enforceable in accordance with its terms.

          6.7          Notices. All notices and other communications required or permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

If to the Investor:

AT THE ADDRESS SET FORTH ON THE
SIGNATURE PAGE TO THIS AGREEMENT

If to the Corporation:

INFRABLUE (US) INC.
Attention: Mr. Mitchell Johnson
Suite 5.15 MLS Business Centre
130 Shaftesbury Avenue,
London, England W1D 5EU
Facsimile: +44 (20) 7031 1199

With a copy (which will not constitute notice) to:

Lang Michener LLP
Attention: Mr. Michael H. Taylor
Suite 1500, Royal Centre
1055 West Georgia St., Box 11117
Vancouver, British Columbia
Canada V6E 4N7
Phone: (604) 689-9111
Facsimile: (604) 685-7084

All such notices and other communications will be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery, (c) in the case of delivery by internationally-recognized express courier, on the business day following dispatch and (d) in the case of mailing, on the fifth business day following mailing.

          6.8          Headings.  The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

          6.9          Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

          6.10        Assignment. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

          6.11        Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein.

          6.12        Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

          6.13        Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

          6.14        Fax Execution. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

          6.15        Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.

IN WITNESS WHEREOF, this Subscription Agreement is executed as of the day and year first written above.

Principal Amount of Convertible Notes Subscribed for:

Signature of Authorized Signatory of Investor:

Name of Authorized Signatory of Investor:

Title of Authorized Signatory of Investor:

Name of Investor:

Address of Investor:

ACCEPTED BY:

INFRABLUE (US) INC.

Signature of Authorized Signatory:

Name of Authorized Signatory:

Position of Authorized Signatory:

Date of Acceptance:

SCHEDULE A

FORM OF SECURED CONVERTIBLE PROMISSORY NOTE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

SECURED CONVERTIBLE PROMISSORY NOTE

$[PRINCIPAL AMOUNT]	[DATE]

          FOR VALUE RECEIVED, the undersigned, INFRABLUE (US) INC., a Nevada corporation (the “Maker”), hereby promises to pay to the order of [NAME OF INVESTOR] or its assigns (the “Payee”), at such place as the Payee may designate in writing, from time to time in immediately available lawful money of the United States of America, the principal sum of [PRINCIPAL AMOUNT] dollars ($[PRINCIPAL AMOUNT]US), together with interest from the date hereof on the unpaid principal balance outstanding from time to time at a rate equal to the Prime Rate per annum for U.S. banks as published in Money Rates Column of the Money and Investing Section of The Wall Street Journal from time to time. All computations of interest shall be made on the basis of a year of 365 or 366 days, as applicable, for the actual number of days for which such interest is payable.

1.          Payment. Unless previously converted in accordance with the terms of Section 1 herein, all outstanding principal and accrued interest on this Note shall be due and payable on [TWO YEAR ANNIVERSARY OF DATE] (the “Maturity Date”).

2.          Conversion. Subject to the provisions of this Note, the Payee will have the right at any time commencing on the date of the quotation of the shares in the Maker’s common stock on the National Association of Securities Dealers “Over-the-Counter Bulletin Board” and ending on the Maturity Date to convert the outstanding principal and accrued interest on this Note into units of the Maker at a conversion rate of $0.25US per unit (the “Conversion Rate”). Each unit will be comprised of one share (each a “Share”) of Common Stock of the Maker (the “Infrablue Common Stock”) and one share purchase warrant (each a “Warrant”). Each Warrant will entitle the Payee to purchase one additional Share (a “Warrant Share”) at a price of $0.50US per Warrant Share for the one year period following conversion.

          The Payee acknowledges and agrees that all certificates representing the Shares and the Warrant Shares will be endorsed with the following legend, or such similar legend as deemed advisable by legal counsel for the Corporation, to ensure compliance with Regulation S of the Securities Act and to reflect the status of the Shares and the Warrant Shares as restricted securities:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

          The Payee acknowledges and agrees that all certificates representing the Warrants will be endorsed with the following legend, or such similar legend as deemed advisable by legal counsel for the

Corporation, to ensure compliance with Regulation S of the Securities Act and to reflect the status of the Warrants as restricted securities:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THE WARRANT AND THE UNDERLYING SHARES AND WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

          For purposes of this Note, the Conversion Rate shall be adjusted proportionally for any subsequent stock dividend or split, stock combination or other similar recapitalization, reclassification or reorganization of or affecting the Infrablue Common Stock. Subject to Payee’s rights pursuant to Section 1 hereof, in case of any consolidation or merger to which the Maker is a party other than a merger or consolidation in which the Maker is the continuing corporation, or in case of any sale or conveyance to another corporation of the property of the Maker as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Maker), then instead of receiving Shares and Warrants, Payee shall have the right thereafter to receive the kind and amount of shares of stock and other securities and property which the Payee would have owned or have been entitled to receive immediately after such consolidation, merger, statutory exchange, sale or conveyance had the same portion of this Note been paid or converted immediately prior to the effective date of such consolidation, merger, statutory exchange, sale or conveyance and, in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section with respect to the rights and interests thereafter of the Payee, to the end that the provisions set forth in this Section shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock and other securities and property thereafter deliverable in connection with this Note. The provisions of this subsection shall similarly apply to successive consolidations, mergers, statutory exchanges, sales or conveyances.

3.          Certificates. In the event of conversion of the principal amount of this Note and accrued interest under Section 1, Maker shall immediately issue certificates representing the Shares and Warrants into which the outstanding principal and interest under this Note is to be converted, such certificates to be delivered to Payee within 15 days following such termination.

4.          Prepayments. The Maker may prepay this Note, in whole or in part, and in cash, without penalty upon five days written notice to Payee. Any prepayments shall be applied first to accrued but unpaid interest and then to principal.

5.          Default. The occurrence of any one or more of the following events shall constitute an event of default, upon which Payee may declare the entire principal amount of this Note, together with all accrued but unpaid interest, to be immediately due and payable in cash:

a.

The Maker shall fail to make any required payment of principal or interest, or issuance of Shares and Warrants, when due, and such failure shall continue through fifteen days after Payee gives written notice of such failure to Maker.

b.

The Maker makes an assignment for the benefit of creditors, or the Maker shall become insolvent or any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or insolvency law shall be instituted by or against the Maker.

c.	The Maker dissolves or liquidates.

6.          Applicable Law. THE VALIDITY, CONSTRUCTION AND ENFORCEABILITY OF THE NOTE SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEVADA, WITHOUT GIVING EFFECT TO CONFLICT OF LAWS PRINCIPLES THEREOF.

7.          Waivers. The Maker hereby waives presentment for payment, notice of dishonor, protest and notice of payment and all other notices of any kind in connection with the enforcement of this Note.

8.          Obligations Absolute. The obligations of the Maker under this Note shall be absolute, and the Maker waives any and all rights to offset, deduct or withhold any payments or charges due under this Note for any reason.

9.          Assignment. The Maker may not assign, delegate or otherwise transfer any of its obligations under this Note, whether by merger, consolidation or other business combination, without the prior written consent of Payee.

10.          Costs of Collection. If this Note is not paid or otherwise performed when due or required, the Maker shall pay Payee’s reasonable costs of collection, including reasonable attorney’s fees.

INFRABLUE (US) INC.

By
MITCHELL JOHNSON,
President

SCHEDULE B

DEFINITION OF U.S. PERSON

A “U.S. Person” is defined by Regulation S of the Act to be any person who is:

(a)	any natural person resident in the United States;

(b)	any partnership or corporation organized or incorporated under the laws of the United States;

(c)	any estate of which any executor or administrator is a U.S. person;

(d)	any trust of which any trustee is a U.S. person;

(e)	any agency or branch of a foreign entity located in the United States;

(f)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

(g)	any partnership or corporation if:

(i) organized or incorporated under the laws of any foreign jurisdiction; and

(ii)

formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited Subscribers [as defined in Section 230.501(a) of the Act] who are not natural persons, estates or trusts.

SCHEDULE C

FORM OF WARRANT CERTIFICATE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THE WARRANT AND THE UNDERLYING SHARES AND WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

INFRABLUE (US) INC.
A NEVADA CORPORATION (the “Company”)
Suite 5.15 MLS Business Centre
130 Shaftsbury Avenue
London, England W1D 5EU

COMMON STOCK PURCHASE WARRANT CERTIFICATE
[DATE OF ISSUANCE]

Warrant Certificate No.	S-
Name of Holder:
Address of Holder:
Number of Shares:
Exercise Price:	US$[@] per Share for a period of one year from the date of issuance until the Expiry Date
Expiry Date:	Δ 2007 (one year from issuance)

THIS WARRANT CERTIFIES THAT, for value received, the above named holder or its registered assigns (the “Holder”), shall have the right to purchase from the Company the above referenced number of fully paid and non-assessable shares (the “Shares”) of the Company’s common stock (the “Common Stock”) at an exercise price equal to the exercise price set forth above (the "Exercise Price"), subject to further adjustment as set forth in this Certificate, at any time from the date hereof until 5:00 P.M., GMT, on the expiry date set forth above (the “Expiry Date”). This Warrant is issued pursuant to the Subscription Agreement between the Company and Holder (the “Subscription Agreement”) pursuant to which the Holder purchased units consisting of one share of Common Stock and one warrant to purchase one additional share of Common Stock. The exercise of this Warrant shall be subject to the provisions, limitations and restrictions contained herein.

1.	Exercise.

	1.1	Procedure for Exercise of Warrant. The Holder may exercise this Warrant by delivering the following to the principal office of the Company in accordance with Section 5.1 hereof:

(a)	a duly executed Notice of Exercise in substantially the form attached as Schedule A,

(b)

either (i) a written certification that the Holder is not a U.S. person, as defined under Regulation S of the Securities Act, and that the Warrant is not being exercised on behalf of a U.S. person, which written certificate may be contained in the Notice of Exercise delivered pursuant to sub-paragraph (a) above; or (ii) a written opinion of counsel to the effect that the Warrant and the Shares have been registered under the Securities Act or are exempt from registration thereunder;

(c)	payment of the Exercise Price then in effect for each of the Shares being purchased, as designated in the Notice of Exercise, and

(d)	this Warrant.

Payment of the Exercise Price may be in cash, certified or official bank check payable to the order of the Company, or wire transfer of funds to the Company’s account (or any combination of any of the foregoing) in the amount of the Exercise Price for each share being purchased.

          1.2          Delivery of Certificate and New Warrant. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder, together with any other securities or other property which the Holder is entitled to receive upon exercise of this Warrant, shall be delivered to the Holder hereof, at the Company’s expense, within a reasonable time, not exceeding fifteen (15) calendar days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of Shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Exercise Price was received by the Company, irrespective of the date of delivery of such certificate.

          1.3          Restrictive Legend. This Warrant and the Shares have not been registered under the Securities Act of 1933, as amended, (the "Securities Act") and the Warrants have been and the Shares, upon exercise of the Warrants, will be issued pursuant to exemptions from the registration requirements of the Securities Act. Neither this Warrant nor any of the Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an exemption from the registration requirements of the Securities Act. Each certificate for the Warrant, the Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section. The Holder understands that this Warrant constitutes and the Shares upon issuance will constitute “restricted securities” under the Securities Act. The holder acknowledges and agrees that all certificates representing the Shares will be endorsed with the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

          1.4          Fractional Shares. No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying to Holder an amount computed by multiplying the fractional interest by the current market price of a full Share.

2.       Covenants of the Company.

          2.1          Authorized Shares. The Company covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise in full of the rights represented by this Warrant.

          2.2          Issuance of Shares. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and free from all transfer taxes, liens and charges with respect to the issue thereof.

3.       Transfer and Replacement.

          (a)          Subject to compliance with any applicable securities laws and the conditions set forth herein, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Shares without having a new Warrant issued.

          (b)          The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

          (c)          If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer that (i) the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, and (ii) that the holder or transferee execute and deliver to the Company such documentation as is necessary to establish that the shares are being transferred pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws or in an offshore transaction pursuant to and in accordance with Rule 904 of Regulation S of the Securities Act.

          (d)          The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

4.       Adjustments of Exercise Price and/or Number of Shares.

          4.1          Subdivision or Combination of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii)

combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

          4.2          Reorganization, Reclassification, Consolidation, Merger or Sale. If any recapitalization, reclassification or reorganization of the share capital of the Company, or any consolidation or merger of the Company with another Company, or the sale of all or substantially all of its shares and/or assets or other transaction (including, without limitation, a sale of substantially all of its assets followed by a liquidation) shall be effected in such a way that holders of Common Stock shall be entitled to receive shares, securities or other assets or property, then, as a condition of such recapitalizations, reclassifications, reorganizations, consolidations, mergers or sales, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares, securities or other assets or property as may be issued or payable with respect to or in exchange for the number of outstanding Common Stock which such Holder would have been entitled to receive had such Holder exercised this Warrant immediately prior to the consummation of such recapitalizations, reclassifications, reorganizations, consolidations, mergers or sales. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to give effect to the adjustments provided for in this Section 4 including, without limitation, adjustments to the Exercise Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 4.2 shall similarly apply to successive recapitalizations, reclassifications, reorganizations, consolidations, mergers or sales.

          4.3          Notice of Adjustment. Whenever the number of Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

5.      Miscellaneous Provisions.

          5.1          Notices. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered or forwarded to the Holder at the address for Holder provide on the first page of this Warrant or to such other address or number as shall have been furnished to the Company in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered or forwarded to the Company at the address set forth above, Attention: President or to such other address or number as shall have been furnished to Holder in writing by the Company. All notices, requests and approvals required by this Warrant shall be in writing and shall be conclusively deemed to be given (a) when hand-delivered to the other party, (b) when received if sent by facsimile at the address and number set forth above; provided that notices given by facsimile shall not be effective, unless either (i) a duplicate copy of such facsimile notice is promptly given by depositing the same in the mail, postage prepaid and addressed to the party as set forth below or (ii) the receiving party delivers a written confirmation of receipt for such notice by any other method permitted under this paragraph; and further provided that any notice given by facsimile received after 5:00 p.m. (recipient’s time) or on a non-business day shall be deemed received on the next business day; (c) five (5) business days after deposit in the United States mail, certified, return receipt requested, postage prepaid, and addressed to the party as set forth below; or (d) the next business day after deposit with an international overnight delivery service, postage prepaid, addressed to the party as set forth below with next business day delivery guaranteed; provided that the sending party receives confirmation of delivery from the delivery service provider.

          5.2          Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price hereunder or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

          5.3          No Rights as Stockholder. This Warrant shall not entitle the Holder to any of the rights of a stockholder of the Company except upon exercise in accordance with the terms hereof.

          5.4          Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Nevada as applied to agreements among Nevada residents made and to be performed entirely within the State of Nevada, without giving effect to the conflict of law principles thereof.

          5.5          Waiver, Amendments and Headings. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both parties (either generally or in a particular instance and either retroactively or prospectively). The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer effective as of the _________ day of February, 2006.

INFRABLUE (US) INC.

Signature of Authorized Signatory:	Per:

Name of Authorized Signatory:

Position of Authorized Signatory:

SCHEDULE A

FORM OF NOTICE OF EXERCISE

TO:	INFRABLUE (US) INC.

The undersigned hereby exercises the right to purchase the number of shares of common stock of Infrablue (US) Inc. (the "Company") set forth below (the "Shares") pursuant to the Warrant to Purchase Common Stock issued by the Company and dated [fDATE OF ISSUANCE]. In accordance with the provisions of the Warrant, the undersigned hereby tenders the following concurrently with the delivery of this Notice of Exercise (i) payment of the Exercise Price payable by the undersigned for the Shares (the “Purchase Price”) in effect for each of the Shares being purchased, and (ii) the original Warrant.

Number of Shares Purchased:	Δ Shares

Aggregate Purchase Price:	$ Δ US

The undersigned represents and warrants to and agrees with the Company that:

1.

It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and it is able to bear the economic risk of loss of its entire investment.

2.

The Company has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the Shares.

3.

It is acquiring the Shares for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Shares in violation of the United States securities laws.

4.

It understands the Shares have not been and will not be registered under the United States Securities Act of 1933, as amended (the "1933 Act") or the securities laws of any state of the United States and that the sale contemplated hereby is being made in reliance on a safe-harbour from such registration requirements.

5.	The undersigned is not a “U.S. Person” as defined by Regulation S of the Securities Act and is not acquiring the Shares for the account or benefit of a U.S. Person.

A “U.S. Person” is defined by Regulation S of the Act to be any person who is:

(h)	any natural person resident in the United States;

(i)	any partnership or corporation organized or incorporated under the laws of the United States;

(j)	any estate of which any executor or administrator is a U.S. person;

(k)	any trust of which any trustee is a U.S. person;

(l)	any agency or branch of a foreign entity located in the United States;

(m)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

(n)	any partnership or corporation if:

(i) organized or incorporated under the laws of any foreign jurisdiction; and

(ii)

formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited Subscribers [as defined in Section 230.501(a) of the Act] who are not natural persons, estates or trusts.

6.	The undersigned was not in the United States at the time the offer to purchase the Shares was received and the Subscriber was not in the United States at the time these Warrants were exercised.

7.

The undersigned acknowledges that the Shares are “restricted securities” within the meaning of the Securities Act and will be issued to the Subscriber in accordance with Regulation S of the Securities Act without registration under the Securities Act.

8.

The undersigned agrees to resell the Shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act.

9.	The undersigned agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

10.	The Subscriber acknowledges and agrees that all certificates representing the Shares will be endorsed with the following legend in accordance with Regulation S of the Securities Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

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11.

The Subscriber and the Company agree that the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, pursuant to an available exemption from registration, or pursuant to this Agreement.

Date of Execution:

Signature of Purchaser or Authorized Signatory of Purchaser (if the Purchaser is not an individual):

Name of Authorized Signatory of Purchaser(if the Purchaser is not an individual):

Title of Authorized Signatory of Purchaser(if the Purchaser is not an individual):

Name of Purchaser:

Address of Purchaser:

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